UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2004

LAUREATE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22844	52-1492296
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Fleet Street, Baltimore, Maryland 21202

(Address of principal executive offices)         (ZIP Code)

Registrant’s telephone number, including area code: (410) 843-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

     On September 16, 2004, Laureate Education, Inc. (the “Company”) and Laureate Acquisition Corporation, a newly-formed and wholly-owned subsidiary of the Company (the “Merger Sub”), completed the acquisition of all of the remaining issued and outstanding capital stock of Walden e-Learning, Inc., a Delaware corporation (“Walden”), for consideration consisting of 2,500,000 shares of common stock, par value $0.01, of the Company and Notes representing in the aggregate, $19.0 million. The acquisition was pursuant to an Agreement and Plan of Merger dated September 16, 2004 (the “Merger Agreement”) by and among the Company, the Merger Sub and Walden. The Company had previously owned approximately 51% of the issued and outstanding capital stock of Walden.

Section 3 — Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

     On September 16, 2004, the Company issued 2,500,000 shares of its common stock, par value $0.01, to certain former stockholders of Walden pursuant to the Merger Agreement. The shares were issued in partial consideration for the acquisition of all of the remaining issued and outstanding capital stock of Walden. The aggregate value of the shares issued was $87,325,000, based on the closing price of the Company’s common stock of $34.93 on September 15, 2004. There were no underwriting discounts or commissions. The issuance of the shares was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, as a transaction made solely to accredited investors and not involving a public offering.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

2.1	Agreement and Plan of Merger dated as of September 16, 2004, by and among Laureate Education, Inc., Laureate Acquisition Corporation and Walden e-Learning, Inc.

10.1	Stockholders Exchange and Registration Rights Agreement dated as of September 16, 2004, by and among Laureate Education, Inc. and certain of the former stockholders of Walden e-Learning, Inc.

99.1	Press Release dated September 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

/s/ Sean R. Creamer

Name:	Sean R. Creamer
Title:	Senior Vice President and Chief Financial Officer

Date: September 17, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger dated as of September 16, 2004, by and among Laureate Education, Inc., Laureate Acquisition Corporation and Walden e-Learning, Inc.*

Exhibit 10.1	Stockholders Exchange and Registration Rights Agreement dated as of September 16, 2004, by and among Laureate Education, Inc. and certain of the former stockholders of Walden e-Learning, Inc.*

Exhibit 99.1	Press Release dated September 16, 2004.

*	Certain of the Exhibits to this agreement have been omitted in reliance upon the rules of the Securities and Exchange Commission. A copy will be delivered to the Securities and Exchange Commission upon request.